UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006



                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




              DELAWARE                   1-11871                 11-3312952
    ---------------------------     ------------------   -----------------------
          (State or other              (Commission            (I.R.S. Employer
            jurisdiction               File Number)          Identification No.)
         of incorporation)

150 East 58th Street, Suite 3238                                        10155
New York, New York
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     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 April 19, 2006


ITEM 7.01  REGULATION FD DISCLOSURE

         On April 18, 2006, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2005 Fiscal Year End earnings.


A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated April 18, 2006.


The information contained in this report is being furnished pursuant to Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  April 19, 2006                        By:  /s/ James M. DeAngelis
                                             ------------------------------
                                             James M. DeAngelis
                                             Senior Vice President and
                                             Chief Financial Officer

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

                                  EXHIBIT INDEX


         Exhibit No.

            99.1 Press Release dated April 18, 2006 issued by Commodore Applied Technologies, Inc.




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